UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 12, 2021

BEAM THERAPEUTICS INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39208	81-5238376
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

26 Landsdowne St.
Cambridge, MA		02139
(Address of principal executive offices)		(Zip Code)

(Registrant’s telephone number, including area code): (857) 327-8775

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	BEAM	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

Beam Therapeutics Inc.’s (the “Company”) collaboration partner, Verve Therapeutics, Inc. (“Verve”), issued a press release on January 12, 2021 disclosing new preclinical data in non-human primates “demonstrating both durable and consistent lowering of blood low-density lipoprotein cholesterol (LDL-C) levels at six months after a single gene editing treatment.” Verve reported that it “has selected VERVE-101 as its lead product to be developed initially for the treatment of heterozygous familial hypercholesterolemia (HeFH), a potentially fatal genetic heart disease. VERVE-101 consists of an adenine base editor messenger RNA and an optimized guide RNA targeting the PCSK9 gene packaged in an engineered lipid nanoparticle.”

Verve further reported that the “new data demonstrate that in vivo base editing of the PCSK9 gene in the liver of non-human primates resulted in durable and consistent lowering of blood LDL-C and blood PCSK9 protein levels following a single course of treatment. In the studies, a single intravenous infusion achieved a 59% reduction in blood LDL-C at two weeks, which has been maintained at six months post treatment. LDL-C reduction over this time period averaged 61% [figure omitted]. During this same six-month time period, the average blood PCSK9 protein level was reduced by 89%.”

According to Verve, its “gene editing treatment was well tolerated with no adverse events reported during the study. In studies of primary human hepatocytes, clear evidence of on-target editing was observed with no evidence of off-target editing.”

The Company and Verve entered into a collaboration and license agreement in April 2019 under which Verve received exclusive access to the Company’s base editing, gene editing and delivery technologies for human therapeutic applications against certain cardiovascular targets. As previously reported by Verve, after the completion of Phase 1 studies, the Company has the ability to participate in future development and commercialization, and share 50% of U.S. profits and losses, for any product directed against these targets.

The information in this Form 8-K is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing by the Company, under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filling.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BEAM THERAPEUTICS INC.

Date: January 12, 2021	By:	/s/ John Evans
John Evans
Chief Executive Officer